GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the

Goldman Sachs Global Core Fixed Income Fund

(the “Fund”)

Supplement dated April 13, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2021, as supplemented to date

Effective immediately, Hugh Briscoe no longer serves as a portfolio manager for the Fund. In addition, effective immediately, Sophia Ferguson will begin serving as a portfolio manager for the Fund. Simon Dangoor will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Briscoe in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Summary—Portfolio Management” section of the Prospectuses and Summary Prospectuses:

Portfolio Managers: Simon Dangoor, Managing Director, Head of Macro Rates Investing, has managed the Fund since 2019; and Sophia Ferguson, Vice President, has managed the Fund since 2022.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectuses:

Sophia Ferguson Vice President	Portfolio Manager— Global Core Fixed Income	Since 2022	Ms. Ferguson is a portfolio manager within GSAM’s Fixed Income team. She joined GSAM in November 2019 as a portfolio manager on the Fixed Income team focused on global multi-sector credit and investment grade strategies. Previously, Ms. Ferguson was a portfolio manager at State Street Global Advisors, where she focused on active fixed income and currency portfolio management, originating and implementing alpha strategies.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MSFI3TBDSTK 04-22